UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 22, 2008

HARRIS CORPORATION
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1025 West NASA Blvd., Melbourne, Florida		32919
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(321) 727-9100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensatory Arrangements of Certain Officers

On August 23, 2008, the independent members of the Board of Directors (the "Board") of Harris Corporation (the "Company") approved certain compensation actions with respect to Howard L. Lance, the Company’s Chairman, President and Chief Executive Officer. On August 22, 2008, the Management Development and Compensation Committee (the "Committee") of the Board approved certain compensation actions for the Company’s other "named executive officers" (as such term is defined in Instruction 4 to Item 5.02 of Form 8-K). The named executive officers will be included in the Summary Compensation Table in the Proxy Statement for the Company’s 2008 Annual Meeting of Shareholders.

(1) Fiscal 2008 Annual Incentive Plan Cash Payouts:

Cash incentive payouts in respect of fiscal 2008, which fiscal year ended June 27, 2008, were approved under the Company’s Annual Incentive Plan pursuant to performance criteria and other individual priority objectives established early in fiscal 2008. The pre-established performance criteria included earnings before interest and taxes ("EBIT") and/or segment operating income and revenue. Approved cash incentive payouts to the named executive officers were as follows: Howard L. Lance – $1,286,000; Gary L. McArthur – $326,000; Robert K. Henry – $559,000; Timothy E. Thorsteinson – $188,000 (to be converted and paid in Canadian dollars); and Jeffrey S. Shuman – $299,000.

(2) Fiscal 2008 Performance Share and Performance Share Unit Award Payouts:

Performance share and performance share unit award payouts were approved for the named executive officers under the Harris Corporation 2005 Equity Incentive Plan based on pre-established performance criteria, consisting of the Company’s three-year cumulative earnings per share ("EPS") and return on invested capital ("ROIC") for each of fiscal 2006, 2007 and 2008 and the Company’s EPS growth and ROIC during such three-year performance period compared with the Standard and Poor’s 500 and Midcap 400 indices. Approved performance share and performance share unit award payouts to the named executive officers for the three-year performance period ended June 27, 2008, were as follows: Howard L. Lance – 54,600 shares; Gary L. McArthur – 6,240 shares; Robert K. Henry – 14,950 shares; Timothy E. Thorsteinson – 9,100 units paid out as shares; and Jeffrey S. Shuman – 11,050 shares.

(3) Fiscal 2009 Base Salary:

The following annual base salaries were approved for the named executive officers, effective August 30, 2008: Howard L. Lance – $1,050,000; Gary L. McArthur – $500,000; Robert K. Henry – $560,000; Timothy E. Thorsteinson – $450,000 (to be converted and paid in Canadian dollars); and Jeffrey S. Shuman – $390,000.

(4) Fiscal 2009 Annual Incentive Plan Target Cash Levels:

Minimum, target and maximum cash incentive award levels were approved for the Company’s executive officers, including each of the named executive officers, for fiscal 2009 under the Company’s Annual Incentive Plan. In addition, the performance criteria that will be applied for purposes of fiscal 2009 cash incentive award determinations were also approved. For Mr. Lance these performance criteria include: (a) the Company’s EPS, which will set his maximum incentive award payout, (b) the Company’s operating income, (c) the Company’s revenue, and (d) individual performance objectives. For Messrs. McArthur, Henry and Shuman, these performance criteria include the Company’s operating income and revenue; and for Mr. Thorsteinson, they include segment operating income and revenue for the Company’s Broadcast Communications Division. The approved minimum, target and maximum cash incentive award levels for fiscal 2009 for the named executive officers are as follows: Howard L. Lance: 0 - $1,155,000 - $2,310,000; Gary L. McArthur: 0 - $360,000 - $720,000; Robert K. Henry: 0 - $505,000 - $1,010,000; Timothy E. Thorsteinson: 0 - $310,000 - $620,000 (to be converted and paid in Canadian dollars); and Jeffrey S. Shuman: 0 - $260,000 - $520,000. The Committee may adjust the payouts for Messrs. McArthur, Henry, Thorsteinson and Shuman upward or downward by up to twenty percent based upon certain objectives relating to individual performance.

(5) Fiscal 2009 Grants of Stock Options and Performance Share or Performance Share Unit Awards:

Options: Grants of options to purchase shares of the Company’s common stock under the Harris Corporation 2005 Equity Incentive Plan were approved for each named executive officer as follows: Howard L. Lance – 174,000 shares; Gary L. McArthur – 38,700 shares; Robert K. Henry – 108,400 shares; Timothy E. Thorsteinson – 26,100 shares; and Jeffrey S. Shuman – 30,200 shares. Such options have a seven-year term and have an exercise price equal to $51.75, which was the closing price per share of the Company’s common stock on August 22, 2008. The options granted vest in increments over a period of three years as follows: 50% vest on the first anniversary of the grant date; an additional 25% vest on the second anniversary of the grant date; and the final 25% vest on the third anniversary of the grant date. The exercise price may be paid in cash and/or shares of the Company’s common stock, or by "cashless exercise" procedures. The form of Stock Option Award Agreement Terms and Conditions (as of June 28, 2008) for the grants made to the named executive officers is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Performance Shares or Performance Share Units: Grants of performance shares or performance share units under the Harris Corporation 2005 Equity Incentive Plan were approved for certain named executive officers for the three-year performance period consisting of fiscal 2009, 2010 and 2011, including minimum, target and maximum award levels, as follows: Howard L. Lance: 0 – 43,600 – 87,200 performance shares; Gary L. McArthur: 0 – 9,700 – 19,400 performance shares; Timothy E. Thorsteinson 0 – 6,500 – 13,000 performance share units; and Jeffrey S. Shuman: 0 – 7,500 – 15,000 performance shares. Payouts of performance share and performance share unit awards will be in shares of the Company’s common stock based on achievement over the three-year performance period of the performance criteria relating to the Company’s cumulative operating income and average ROIC. Payouts may be adjusted based upon the Company’s operating income growth and ROIC performance compared with the Standard and Poor’s 500 and Midcap 400 indices. The actual payouts with respect to these awards will vary from 0% to 200% of the target number of performance shares or performance share units indicated above, based on the extent to which the performance criteria are achieved and the Company’s performance compared with the Standard & Poor’s 500 and Midcap 400 indices. All performance shares or performance share units provide for the payment of dividend equivalents to the applicable recipient in an amount equal to the dividend payments on the Company’s common stock. The form of Performance Share Award Agreement Terms and Conditions (as of June 28, 2008) and Performance Share Unit Award Agreement Terms and Conditions (as of June 28, 2008) for the grants made to such named executive officers are filed as Exhibit 10.2 and Exhibit 10.3, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

(6) Grants of Restricted Stock:

The Committee approved the grant of 10,000 restricted shares to Mr. McArthur and 8,000 restricted shares to Mr. Shuman under the Harris Corporation 2005 Equity Incentive Plan. These restricted shares will vest and the restrictions will terminate on August 22, 2011 provided that such named executive officer is still employed by the Company at that time. The restricted shares provide for the payment of dividend equivalents in an amount equal to the dividend payments on the Company’s common stock. The form of Restricted Stock Award Agreement Terms and Conditions (as of June 28, 2008) is filed as Exhibit 10.4 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

10.1 Form of Stock Option Award Agreement Terms and Conditions (as of June 28, 2008)*;

10.2 Form of Performance Share Award Agreement Terms and Conditions (as of June 28, 2008)*;

10.3 Form of Performance Share Unit Award Agreement Terms and Conditions (as of June 28, 2008)*; and

10.4 Form of Restricted Stock Award Agreement Terms and Conditions (as of June 28, 2008)*.
____________________
* Management contract or compensatory plan or arrangement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS CORPORATION

August 28, 2008	By:	/s/ Scott T. Mikuen

Name: Scott T. Mikuen
Title: Vice President, Associate General Counsel and Corporate Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Form of Stock Option Award Agreement Terms and Conditions (as of June 28, 2008)*;
10.2	Form of Performance Share Award Agreement Terms and Conditions (as of June 28, 2008)*;
10.3	Form of Performance Share Unit Award Agreement Terms and Conditions (as of June 28, 2008)*;
10.4	Form of Restricted Stock Award Agreement Terms and Conditions (as of June 28, 2008)*. ____________________________ *Management contract or compensatory plan or arrangement.